UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

TUSCAN HOLDINGS CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On April 13, 2021, Tuscan Holdings Corp. (“Tuscan”) issued a press release and mailed a letter to stockholders reminding them to vote at the upcoming annual meeting of stockholders in favor of a proposal to extend the date by which Tuscan has to complete its initial business combination. A copy of the press release and letter are being filed herewith as definitive additional materials.

Tuscan Holdings Corp. Urges Stockholders to Vote Today in Favor of Extension Amendment

•	Tuscan Holdings Corp. sends letter to stockholders advising stockholders to vote
•	Extension to allow Tuscan Holdings Corp. further time to complete business combination with Microvast

NEW YORK, NY – April 13, 2021 – Tuscan Holdings Corp. (NASDAQ: THCB) (the “Company”), today announced that the Company sent a letter to stockholders urging them to vote FOR the extension amendment at its annual meeting of stockholders which will be held virtually at https://www.cstproxy.com/tuscanholdingscorp/2021 on April 28, 2021 at 10:00 am Eastern Time.

The extension proposal must be approved by at least 65% of the outstanding shares. If you do not vote, your non-vote will have the same effect as a vote against the extension amendment.

Please vote by telephone or internet today. Please note that if your shares are held at a brokerage firm or bank, your broker will not vote your shares for you. You must instruct your bank or broker to cast the vote. For assistance with voting your shares please contact Advantage Proxy, Inc. toll free at 1-877-870-8565, collect at 1-206-870-8565 or by email to ksmith@advantageproxy.com.

The full text of the letter is as follows:

Dear Fellow Shareholder,

We have previously sent you proxy material for the Tuscan Holdings Corp. annual meeting to be held on April 28, 2021. In addition to the election of one Class I director, the Company is asking stockholders to approve an extension proposal that will allow the Company more time to complete its previously announced business combination with Microvast, Inc. ("Microvast").

Tuscan has filed the preliminary proxy statement for its business combination with Microvast, but because the proxy statement for the business combination was not finalized and mailed before March 22, 2021, the Company is required to seek stockholder approval of an extension of time to consummate the transaction.

Your Board of Directors has unanimously determined that the extension amendment is in the best interests of Tuscan Holdings Corp. and its stockholders. Your Board of Directors recommends that you vote “FOR” the proposal. The extension proposal must be approved by at least 65% of the outstanding shares. If you do not vote, your non-vote will have the same effect as a vote against the extension amendment.

The easiest way to vote is by contacting the Company's proxy solicitor Advantage Proxy toll free at 1-877-870-8565 or by sending an email to Karen Smith (ksmith@advantageproxy.com) or Robert Trosino (rtrosino@advanageproxy.com). You may also sign, date and mail your proxy card in the envelope provided.

Thank you for your continued support. Remember - every share and every vote counts!

Sincerely,

Stephen Vogel

Chairman and CEO of Tuscan Holdings Corp.

Contacts

Tuscan Holdings Corp.:
Stephen Vogel
Chairman & CEO
Email: stephen@vpllp.com

Stockholders:

Advantage Proxy, Inc.

Toll Free: 877-870-8565

Collect: 866-870-8565

Email: ksmith@advantageproxy.com

Media / Investors:
Ashish Gupta
Investor Relations
Telephone: 646-677-1875
Email: Ashish.Gupta@icrinc.com

Additional Information and Where to Find It

In connection with the annual meeting of stockholders, Tuscan Holdings Corp., a Delaware corporation (“Tuscan”) filed a definitive proxy statement with the SEC on March 24, 2021 (“Annual Meeting Proxy Statement”). Additionally, in connection with the proposed business combination transaction involving Tuscan and Microvast, Inc. a Delaware corporation (“Microvast”), Tuscan filed a preliminary proxy statement with the SEC on February 16, 2020 and intends to file a definitive proxy statement (collectively, “Merger Proxy Statement”). This document is not a substitute for the Annual Meeting Proxy Statement or Merger Proxy Statement. INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE ANNUAL MEETING PROXY STATEMENT FOR MORE INFORMATION ABOUT THE PROPOSALS TO BE BROUGHT BEFORE THE ANNUAL MEETING, TO READ THE MERGER PROXY STATEMENT FOR MORE INFORMATION ABOUT THE PROPOSED TRANSACTION WITH MICROVAST, AND TO READ ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE. The Annual Meeting Proxy Statement and Merger Proxy Statement and other documents that may be filed with the SEC (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Tuscan upon written request to Tuscan at Tuscan Holdings Corp., 135 E. 57th St., 17th Floor, New York, NY 10022.

No Offer or Solicitation

This document is not a proxy statement or solicitation of a proxy or authorization with respect to any securities or in respect of the proposed transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Tuscan Holdings Corp., nor shall there be any sale of such securities in any state or jurisdiction where such offer, solicitation, or sale would be unlawful.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or securityholder. However, Tuscan and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the annual meeting of stockholders under the rules of the SEC. Information about Tuscan’s directors and executive officers and their ownership of Tuscan’s securities is set forth in Tuscan’s filings with the SEC, including Tuscan’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 24, 2021, and the definitive proxy statement which was filed with the SEC on March 24, 2021 and mailed to Tuscan’s stockholders on or about March 25, 2021. When available, these documents can be obtained free of charge from Tuscan upon written request to Tuscan at Tuscan Holdings Corp., 135 E. 57th St., 17th Floor, New York, NY 10022.

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Tuscan’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) failure of Tuscan’s stockholders to approve the extension amendment proposal; (2) inability to complete the proposed business combination with Microvast within the required time period or, if Tuscan does not complete the proposed business combination with Microvast, any other business combination; (3) the inability to complete the proposed business combination with Microvast due to the failure to meet one or more closing conditions or the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; and (4) the impact of the ongoing COVID-19 pandemic.

All information set forth herein speaks only as of the date hereof, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication.